Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Equity VIP

Brendan O'Neill and Mark Schumann have been added as portfolio managers of the fund and, together with Sebastian P. Werner, are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Global Equity VIP in Appendix I-D – Portfolio Management of the fund’s Statement of Additional Information. The information for Sebastian P. Werner is provided as of December 31, 2014 and the information for Brendan O’Neill and Mark Schumann is provided as of November 30, 2015:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Brendan O'Neill	$0	$100,001 - $500,000
Mark Schumann	$0	$0
Sebastian P. Werner	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Brendan O'Neill	7	$6,829,517,825	0	$0
Mark Schumann	1	$121,578,265	0	$0
Sebastian P. Werner	3	$849,867,351	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Brendan O'Neill	0	$0	0	$0
Mark Schumann	2	$778,669,586	0	$0
Sebastian P. Werner	6	$856,046,508	0	$0

February 24, 2016

SAISTKR-220

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Brendan O'Neill	3	$298,768,929	0	$0
Mark Schumann	0	$0	0	$0
Sebastian P. Werner	0	$0	0	$0

Please Retain This Supplement for Future Reference